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                                                                  Exhibit 10.2.1

                              INDEX OF EXHIBITS TO
              REVOLVING CREDIT AGREEMENT REFERRED TO IN EXHIBIT 10.2

 1. $30,000,000 Revolving Credit Note dated June 1, 1996, from Sylvan Inc. to Mellon Bank, N.A.

 2. $15,000,000 Revolving Credit Note dated June 1, 1996, from Sylvan Inc. to ABNoAMRO Bank N.V., Pittsburgh Branch

 3. $4,000,000 (Dutch Guilder Equivalent) Revolving Credit Note dated June 1, 1996, from Sylvan Foods (Netherlands) B.V. to Mellon Bank, N.A.

 4. $2,000,000 (Dutch Guilder Equivalent) Revolving Credit Note dated June 1, 1996, from Sylvan Foods (Netherlands) B.V. to ABNoAMRO Bank N.V., Pittsburgh Branch

 5. Guaranty and Suretyship Agreement dated June 1, 1996, from Sylvan Inc. to Mellon Bank, N.A.

 6. Guaranty and Suretyship Agreement dated June 1, 1996, from Sylvan Foods, Inc. to Mellon Bank, N.A.

 7. Guaranty and Suretyship Agreement dated June 1, 1996, from Sylvan America, Inc. (Pennsylvania), Quincy Corporation and Sylvan America, Inc. (Nevada) to Mellon Bank, N.A.

 8. Pledge Agreements dated June 1, 1996, between Sylvan Inc. and Mellon Bank, N.A. (as to the stock of specified subsidiaries)

 9. Pledge Agreements dated June 1, 1996, between Sylvan Foods, Inc. and Mellon Bank, N.A. (as to the stock of specified subsidiaries)

10. Opinions of counsel for Sylvan Inc., Sylvan Foods, Inc., Sylvan America, Inc. (Pennsylvania), Quincy Corporation, Sylvan America, Inc. (Nevada), Sylvan Foods (Netherlands) B.V., Sylvan Foods (France) S.A. and Somycel S.A. as to the Revolving Credit Agreement, the Notes issued thereunder and the security documents executed and delivered in connection therewith

11. Incumbency Certificates of Sylvan, Inc., Sylvan Foods (Netherlands) B.V., Sylvan Foods, Inc., Quincy Corporation, Sylvan America, Inc.
    (Pennsylvania), Sylvan America, Inc. (Nevada) and Sylvan Foods (France)
    S.A.

12. Certified Resolutions of the Boards of Directors of Sylvan, Inc., Sylvan Foods (Netherlands) B.V., Sylvan Foods, Inc., Quincy Corporation, Sylvan America, Inc. (Pennsylvania), Sylvan America, Inc. (Nevada) and Sylvan Foods (France) S.A.

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13. Charters and Bylaws of Sylvan, Inc., Sylvan Foods (Netherlands) B.V.,
    Sylvan Foods, Inc., Quincy Corporation, Sylvan America, Inc.
    (Pennsylvania), Sylvan America, Inc. (Nevada) and Sylvan Foods (France)
    S.A.

14. Releases for Sylvan Foods Holdings, Inc., Sylvan Foods, Inc. and Mushroom Trading Corporation -- UCC-3 Terminations

15. Releases for Sylvan America, Inc. (Pennsylvania) and Quincy Corporation -- Mortgages and UCC-3 Terminations